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                                                                    Exhibit 99.1

                                  CERTIFICATION
                           PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Compass Knowledge Holdings, Inc. (the "Company") on Form 10K-SB for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date below (the "Report"), I Rogers W. Kirven, Jr., Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                 /s/ Rogers W. Kirven, Jr.
                                                 -------------------------------
                                                 Rogers W. Kirven, Jr.
                                                 Chief Executive Officer and
                                                 Chief Financial Officer
                                                 March 31, 2003